EXHIBIT 99.1

Secure America Acquisition Corporation Announces that It Filed and Commenced Mailing the Definitive Proxy Statement for Special Meetings of Stockholders and Warrantholders
to Approve Business Combination with Ultimate Escapes Holdings, LLC

Arlington, VA, October 19, 2009 – Secure America Acquisition Corporation (NYSE Amex: HLD, HLD.U, HLD.WT) (“Secure America”) announced today that it filed its definitive proxy statement with the Securities and Exchange Commission and commenced mailing to stockholders and warrantholders on October 16, 2009. Secure America’s special meeting of stockholders to approve a business combination with Ultimate Escapes Holdings, LLC and the special meeting of warrantholders to approve the amendment of certain terms of its warrants will be held on October 28, 2009 (previously scheduled for October 27, 2009) at 10:00 am and 10:30 am Eastern Time, respectively, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., The Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017. Secure America stockholders and warrantholders of record as of the close of business on October 13, 2009 will receive notice of and voting materials relating to this special meeting.

About Secure America Acquisition Corporation

Secure America Acquisition Corporation is a blank check company formed for the purpose of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more domestic or international operating businesses in the homeland security industry, but not businesses that design, build or maintain mission-critical facilities.

About Ultimate Escapes Holdings, LLC

Founded in 2004, Ultimate Escapes is the largest luxury destination club as measured by number of club destinations and the second-largest destination club as measured by members. Ultimate Escapes offers Members flexible access to a growing collection of hundreds of multi-million dollar private residences and luxury hotels in more than 150 global club and affiliate destinations. Locations range from chic urban apartments to charming beach cottages, spacious five-bedroom homes to an 80-foot private yacht. Each trip is coordinated by experienced, knowledgeable staff, trained to handle every vacation detail. Additional information about Ultimate Escapes and its club and membership offerings can be found at www.ultimateescapes.com.

Forward Looking Statement

This press release contains forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) concerning future events and Secure America’s growth strategy and measures to implement such strategy. Words such as “expects,” “intends,” “plans,” “believes,” “anticipates,” “hopes,” “estimates,” and variations of such words and similar expressions are intended to identify forward-looking statements. Although Secure America believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. These statements involve known and unknown risks and are based upon a number of assumptions and estimates, which are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of Secure America. Actual results may differ materially from those expressed or implied by such forwardlooking statements. Factors that could cause actual results to differ materially include, but are not limited to, future operating or financial results; expectations regarding the strength of the future growth of the luxury destination club industry; future acquisitions, business strategy and expected capital spending; general market conditions and industry trends; risks associated with operations outside the United States; and other factors listed from time to time in Secure America’s filings with the Securities and Exchange Commission at http://www.sec.gov. Secure America expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Secure America’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. Secure America, Ultimate Escapes and their respective directors and officers are deemed to be participants in the solicitation of proxies for the special meetings of Secure America’s stockholders and Secure America’s warrantholders to be held to approve the transactions described in its preliminary proxy statement. The underwriters of Secure America’s initial public offering may provide assistance to Secure America, Ultimate Escapes and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters’ fees relating to Secure America’s initial public offering were deferred pending stockholder approval of Secure America’s initial business combination, and stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation. In connection with the proposed business combination and amendment to the warrant agreement, Secure America has filed with the Securities and Exchange Commission a definitive proxy statement. Secure America’s stockholders and warrantholders are advised to read the definitive proxy statement and other documents filed with the Securities and Exchange Commission in connection with the solicitation of proxies for the special meetings because these documents will contain important information. The definitive proxy statement has been mailed to Secure America’s stockholders and warrantholders of record date as of the close of business on October 13, 2009. Secure America’s stockholders and warrantholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Secure America Acquisition Corporation, 1005 North Glebe Road, Suite 550, Arlington, VA 22201. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s website at http://www.sec.gov.

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Investor Relations Contact:
Devlin Lander
ICR
(415) 419-5606
devlin.lander@icrinc.com